UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2010

AFFYMAX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33213	77-0579396
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

4001 Miranda Avenue
Palo Alto, California 94304
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 812 - 8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 21, 2010, Affymax, Inc. (the “Company”), Takeda Global Research & Development, Inc. and Takeda Pharmaceutical Company, Ltd (“Takeda”) announced preliminary top line results from the Hematide™/peginesatide Phase 3 clinical program for the treatment of anemia associated with chronic renal failure anemia.  A press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with database locks for Phase 3 clinical trials, the Company has received $30 million of milestone payments from Takeda.

Item 9.01. Financial Statement and Exhibits.

(d)                     Exhibits:

Exhibit No.	Description

99.1

Press Release entitled “Affymax and Takeda announce Phase 3 Trials Meet Primary Endpoints for Investigational Drug, Hematide ™/peginesatide, to Treat Anemia in Chronic Renal Failure with Some Differences Noted in Secondary Analyses,” dated June 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMAX, INC .

Dated: June 21, 2010	By:	/s/ Paul B. Cleveland
Paul B. Cleveland Executive Vice President, Corporate Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1

Press Release entitled “Affymax and Takeda announce Phase 3 Trials Meet Primary Endpoints for Investigational Drug, Hematide ™/peginesatide, to Treat Anemia in Chronic Renal Failure with Some Differences Noted in Secondary Analyses,” dated June 21, 2010.